                      FEDERAL INCOME TAX ALLOCATION AGREEMENT


     Federal Income Tax Allocation Agreement ("Agreement") made and entered into as of this 25th day of September, 1998, by and between United Wisconsin Services, Inc., a Wisconsin corporation, herein after referred to as the "Parent", and Unity Health Plans Insurance Corporation, Hometown Insurance Services, Inc., HMO-W, Inc., Valley Health Plan, Inc., Compcare Health Services Insurance Corporation, United Wisconsin Insurance Company, Meridian Marketing Services, Inc., United Heartland, Inc., United Wisconsin Proservices, Inc., Meridian Resource Corporation, Meridian Managed Care, Inc., CNR Health, Inc., Intercare Network, Inc., Heartland Dental Plan, Inc., Heartland Dental Plan of
Michigan, Inc. herein after referred to as the "Subsidiaries."   Parent and
Subsidiaries are sometimes hereinafter referred to severally as the "Member Company," and collectively as the "Affiliated Group."


                                    WITNESSETH:


     WHEREAS, Parent owns, directly or indirectly, at least 80 percent of the issued and outstanding stock of each of the Subsidiaries as defined in Section 1504(a)(2) of the Internal Revenue Code of 1986 (the "Code") and the related Treasury Regulations ("Regulations"); and


     WHEREAS, the Member Companies are an affiliated group within the meaning of Code Section 1504(a) and the related Regulations, therefore, are eligible to file a consolidated income tax return for federal income tax purposes; and

     WHEREAS, the Affiliated Group intends to file consolidated federal income tax returns for so long as Parent shall determine; and

     WHEREAS, the Affiliated Group desires to establish a method for allocating the consolidated federal income tax liability of the Affiliated Group among the Member Companies in an agreed fashion and to compensate any Member Company for use of its net operating and net capital losses, and tax credits utilized in computing consolidated federal taxable income, and to provide for the allocation and payment of any refund arising from a carryback of net operating or capital losses, or tax credits generated in subsequent taxable years.

     NOW THEREFORE, in consideration of their mutual covenants herein, the Member Companies agree as follows:


1.   CONSOLIDATED RETURN ELECTION.  If at any time and from time to time
     Parent so elects, all Member Companies will join in the filing of a consolidated federal income tax return for the Affiliated Group for such initial period, and for any subsequent taxable period for which the Affiliated Group is required or permitted to file such a return. Each Member Company agrees to file such consents, elections and other documents and take such other action as may be necessary or appropriate to carry out the purpose of this Paragraph 1. Any period for which a Member Company is included in a consolidated federal income tax return filed by the Affiliated Group is referred to in this Agreement as a "Consolidated Return Year."

2. APPOINTMENT OF PARENT AS AGENT. Parent is hereby appointed as agent for the Subsidiaries in payment of consolidated federal income taxes, pursuant to the applicable provisions of the Code for the tax year ended December 31, 1998, and any tax year thereafter where 80 percent or more of the issued and outstanding stock of the Subsidiaries as defined in Code Section 1504(a)(2) and the related Regulations is owned directly or indirectly by the Parent for all or any portion of such tax year.

3. PAYMENT TO PARENT BY SUBSIDIARIES. The Subsidiaries agree to pay Parent for all years or portions of years where the Subsidiaries are included in the consolidated federal income tax return with Parent, the portions of the consolidated federal income tax liability attributable to the Subsidiaries as determined in accordance with Paragraph 4, below.

4.   COMPUTATION OF TAX  LIABILITY TO PARENT FOR CONSOLIDATED RETURN YEAR.
     a) Each Subsidiary agrees to pay to Parent, at the times specified in Paragraphs 5 and 6, below, the amount (if any) of the consolidated federal income tax liability attributable to each Subsidiary as contained in Regulation Sections 1.1552-1(a)(2) and 1.1502-33(d)(3). The fixed percentage used to reflect the absorption of one Member's tax attributes by another Member under Regulation Section 1.1502-33(d)(3) shall be 100 percent. The alternative minimum tax exemption provided by Code Section 55(d)(2) shall be allocated to Parent.

     b) Parent shall calculate the payments due to it from each Subsidiary under this Paragraph 4, and Paragraphs 5 and 6, in a manner consistent with the tax elections, methods of accounting, and other positions taken by Parent on the Affiliated Group's consolidated federal income tax return.

5. INTERIM ESTIMATED PAYMENTS. Prior to the end of any Consolidated Return Year, each Subsidiary shall advance to Parent (within a reasonable period after request by Parent) amounts necessary to reimburse Parent for that portion of any estimated federal income tax payments attributable to the inclusion of such Subsidiary in the Affiliated Group. These amounts shall be computed on an interim basis as described in Paragraph 4. Any amounts so paid in any year shall be credited against the amount payable to Parent following the end of such year pursuant to Paragraph 4, and any excess resulting from such payments shall promptly be refunded by Parent to such Subsidiary.

6.   TAX ADJUSTMENTS.
     a) In the event of any adjustment to the tax returns of the Affiliated Group as filed (by reason of an amended return, claim for refund, or an audit by the Internal Revenue Service (IRS)), the liabilities of the Member Companies, including Parent, under Paragraphs 4 and 5, shall be re-determined to give effect to any such adjustment as if it was made as part of the original computation of tax liability. Corresponding adjusting payments among Member Companies will be made within 30 days after any such payments are made to or refunds are received from the IRS or, in the case of contested proceedings, within 30 days after a final resolution of the dispute. To the extent that interest and penalties are imposed by the IRS or interest is included in any refund, any adjusting payment among the Member Companies shall reflect the same in an equitable manner. All amounts shall be settled with cash or other securities eligible as investments pursuant to the Wisconsin Insurance Code.

     b) It is agreed that Parent shall be responsible for coordinating and overseeing any IRS agent's examinations. All expenses of the examination and of defending any final or proposed adjustments directly identifiable with a Member Company shall be borne by that Member. All costs and expenses not specifically identifiable with a Member Company shall be allocated based upon relevant facts and circumstances as Parent deems just and proper.

     c) The Subsidiaries agree that they will inform Parent promptly of all questions raised by IRS agents conducting an examination of federal income tax returns and shall cooperate with Parent's accountants, tax advisors, and counsel in preparing responses to IRS information requests and proposed adjustments.

     d) The Subsidiaries agree that any adjustments to their tax liabilities arising out of an examination by the IRS shall be computed on the basis of agreement reached by Parent and the IRS, or on the basis of the decision of a court of applicable jurisdiction.

     e) Each Subsidiary hereby waives any and all present and future claims against Parent relating to a compromise, arrangement or agreement between Parent and the IRS based upon an allegation that such compromise, arrangement or agreement improperly causes overstatements of their liabilities to Parent, or that such Subsidiary could have reached more favorable agreements with the IRS on a separate company basis, unless such overstatements result from gross negligence or fraudulent conduct on the part of Parent, its agents, or representatives.

7. NEW MEMBER COMPANIES. All subsidiaries of Parent from time to time shall be subject to this Agreement. If at any time Parent acquires or creates one or more Subsidiary corporations that become corporations of the Affiliated Group, they shall be subject to this Agreement, and the term Affiliated Group as used herein shall be deemed to include such Subsidiaries. Each newly acquired or created corporation along with Parent will need to sign an attachment to this agreement. This signature will acknowledge agreement on behalf of the newly acquired or created corporation to the conditions specified in this agreement and also state the effective date of the agreement for the newly acquired or created corporation.

8. INTENT OR INTERPRETATION. The liability of each Member Company as established under this Agreement shall be computed in a manner consistent with the provisions of Regulation Sections 1.1502-33(d)(3) and Section 1.1552-1(a)(2). The intent of this Agreement is that each Subsidiary shall make Parent whole, but not more than whole, by reimbursing Parent only to the extent of such Subsidiary's actual
     federal income tax expense incurred.   The
     determination of the regularly-employed independent certified accountants for the Affiliated Group as to this calculation and all others required by this Agreement will be binding and conclusive on all parties to this Agreement.

9. SUCCESSORS. This Agreement shall be binding on and inure to the benefit of successors to all the parties hereto (including without limit any successor of any Member Company succeeding to the tax attributes of such Member Company under Section 381 of the Code), to the same extent as if such successor had been an original party to the Agreement.

10. EXECUTION OF DOCUMENTS. Each Member Company agrees to cause its proper officers to execute the documents, including, but not limited to, statements, elections, certificates, and schedules deemed necessary by the Parent's tax advisors to the Affiliated Group's federal income tax return in order to carry out the intent of the provisions of the applicable law and regulations thereunder in effect from time to time.

11.  TERMINATION.   This Agreement shall be terminated if:
     a)   The Member Companies agree in writing to such termination; or

     b) The Affiliated Group fails to file a consolidated federal income tax return for any taxable year; or

     c) A Subsidiary ceases to be a member to the Affiliated Group but, then, termination of this Agreement is only with respect to such Subsidiary.

     d) Termination of this Agreement shall not affect the obligations of the Member Companies for any taxable year ending on or prior to termination, except that no carryback from a year to which this Agreement does not apply shall be taken into account in applying this Agreement to any taxable year ending on or prior to termination.

12.  DEPARTING MEMBERS.
     a) Except as provided in Paragraph 11, a Member Company whose membership in the Affiliated Group ceases or is terminated for any reason whatsoever shall not have any further remedies, rights, or obligations under this Agreement.

     b) Notwithstanding the termination of a Member Company, the provisions of this Agreement will remain in effect with respect to such Member, with respect to any period of time during the tax year in which the departure occurs, for which the income of the departing member must be included in the consolidated federal income tax return.

13.  AVAILABILITY OF RECORDS.   Notwithstanding termination of this
     Agreement, all material including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the consolidated return shall be available to any Member Company during regular business hours.

14.  ASSIGNABILITY.   This Agreement shall not be assigned by any Member
     Company without the prior written consent of the other Member Companies.

15.  NOTICES.   All notices and other communications hereunder shall be deemed to have been duly given if delivered by hand or mailed, by certified or registered mail with postage prepaid, addressed to the party to which notice or other communication is given
           a)  if to the Parent, at:
                    United Wisconsin Services, Inc.
                    401 West Michigan Street
                    Milwaukee, Wisconsin 53203
                    Attn:  Ms. Gail Hanson, Treasurer
           b)  if to a Subsidiary, at addresses listed in Attachment A, or
           c) such other addresses as may be designated by notice in the manner herein provided.

16. APPLICABLE LAW. Tax calculations shall be made pursuant to the Code and Regulations. In all other respects this Agreement shall be construed in accordance with the laws of the State of Wisconsin without regard to conflict of law provisions.

17. MODIFICATION. The Subsidiaries agree that Parent shall have the authority to make any necessary alterations to this Agreement to comply with any changes or amendments in the provisions of the Code or Regulations enacted thereunder relating to consolidated federal income tax returns. The Member Companies hereby consent to the application of all Code and Regulations sections relating to the filing of consolidated federal income tax returns. Subject to the rights of Parent to modify the provisions of this Agreement for purposes of conforming with the applicable provisions of the Code related to filing consolidated federal income tax returns, and the Regulations thereunder, all alterations, modifications, and amendments of this Agreement shall be in writing and signed by all Member Companies.

         IN WITNESS THEREOF, the parties hereto have duly executed this Agreement by authorized officers thereof as of the date first above written.


             PARENT'S NAME:  UNITED WISCONSIN SERVICES, INC.

             By:  _____________________________________
                      Gail L. Hanson
                      Treasurer

             SUBSIDIARY NAME: COMPCARE HEALTH SERVICES INSURANCE CORPORATION

             By:  _____________________________________
                      Gail L. Hanson
                      Treasurer

               SUBSIDIARY NAME: VALLEY HEALTH PLAN, INC.

               By:  _____________________________________
                        Gail L. Hanson
                        Treasurer

               SUBSIDIARY NAME: INTERCARE NETWORK, INC.

               By:  _____________________________________
                        Vicky Hekkers
                        President


               SUBSIDIARY NAME:  UNITY HEALTH PLANS INSURANCE CORPORATION

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  HOMETOWN INSURANCE SERVICES, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


               SUBSIDIARY NAME:  HMO-W, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  UNITED WISCONSIN INSURANCE COMPANY

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  MERIDIAN MARKETING SERVICES, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer

                SUBSIDIARY NAME:  UNITED HEARTLAND, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  UNITED WISCONSIN PROSERVICES, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  MERIDIAN RESOURCE CORPORATION

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  MERIDIAN MANAGED CARE, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer


                SUBSIDIARY NAME:  CNR HEALTH, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer

               SUBSIDIARY NAME:  HEARTLAND DENTAL PLAN, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer

               SUBSIDIARY NAME:  HEARTLAND DENTAL PLAN OF MICHIGAN, INC.

                By:  _____________________________________
                         Gail L. Hanson
                         Treasurer

                                    ATTACHMENT A
                                         TO
                      FEDERAL INCOME TAX ALLOCATION AGREEMENT

Subsidiary Name:         Compcare Health Services Insurance Corporation
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Valley Health Plan, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Intercare Network, Inc.
Subsidiary Address:      285 Forest Grove Drive, Suite 100
                         Pewaukee, WI  53072
Attn:                    Tax Department

Subsidiary Name:         Unity Health Plans Insurance Corporation
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Hometown Insurance Services, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         HMO-W, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         United Wisconsin Insurance Company
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Meridian Marketing Services, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         United Heartland, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         United Wisconsin Proservices, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Meridian Resource Corporation
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Meridian Managed Care, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         CNR Health, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Heartland Dental Plan, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

Subsidiary Name:         Heartland Dental Plan of Michigan, Inc.
Subsidiary Address:      401 West Michigan Street
                         Milwaukee, WI  53203
Attn:                    Tax Department

                                 ATTACHMENT TO
                   FEDERAL INCOME TAX ALLOCATION AGREEMENT



                     SUBSIDIARY NAME:  LADD ENTERPRISES, INC.

                     By:  _____________________________________
                          Scott Ladd
                          President


                     PARENT NAME:  UNITED WISCONSIN SERVICES, INC.

                     By:  _____________________________________
                          Gail L. Hanson
                          Treasurer

Effective date of subsidiary's participation in Agreement:   December 17, 1998

                                   ATTACHMENT TO
                      FEDERAL INCOME TAX ALLOCATION AGREEMENT



                 SUBSIDIARY NAME:  MICHIGAN HEALTHCARE COLLECTIONS, INC.

                 By:  _____________________________________
                      Scott Ladd
                      President


                 PARENT NAME:  UNITED WISCONSIN SERVICES, INC.

                 By:  _____________________________________
                      Gail L. Hanson
                      Treasurer

Effective date of subsidiary's participation in Agreement:   December 17, 1998